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                             RS INVESTMENT TRUST

                            PROSPECTUS SUPPLEMENT
                       TO PROSPECTUS DATED MAY 1, 2002


YOUR INVESTMENT

The following is added in the section entitled "Portfolio Managers" on page 38 of the Prospectus:

"ALLISON THACKER is co-portfolio manager of the RS INTERNET AGE FUND(TM) and THE INFORMATION AGE FUND(R). Prior to joining RS Investments in July, 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst at Putnam Investments and as an analyst in the energy group at Merrill Lynch & Company. Mrs. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School."

April 14, 2003